Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement"), dated as of June 7, 2011, by and between Kurrant Mobile Catering, Inc., a Colorado corporation (the "Company"), and Centurion Private Equity, LLC, a limited liability company organized under the laws of the state of Arizona (”Investor” or the “Holder”).

WHEREAS:

A.   The Company and the Investor have entered into that certain Investment Agreement, dated as of the date hereof (the “Investment Agreement”), pursuant to which the Company may issue, from time to time, to the Investor up to an aggregate of $10,000,000 of newly issued shares of the Company’s common stock, $0.001 par value (“Common Stock”), subject to the Individual Put Limit for each Put (as each such term is defined in the Investment Agreement), as provided for therein.

B.   Pursuant to the terms of, and in consideration for the Investor entering into, the Investment Agreement, the Company has issued to the Investor the Commitment Shares and Fee Shares (as each is defined in the Investment Agreement) in accordance with the terms of the Investment Agreement.

C.     Pursuant to the terms of, and in consideration for the Investor entering into, the Investment Agreement, and to induce the Investor to execute and deliver the Investment Agreement, the Company has agreed to provide the Investor with certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws with respect to the Registrable Securities (as defined herein) as set forth herein.

NOW, THEREFORE, In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.  DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings (each capitalized term not otherwise defined herein shall have the meaning ascribed to it in the Investment Agreement):

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

“Additional Registration Statement” shall have the meaning ascribed to it in Section 3(c) below.

“Additional Registration Effectiveness Deadline” shall have the meaning ascribed to it in Section 3(c) below.

“Additional Registration Filing Deadline” shall have the meaning ascribed to it in Section 3(c) below.

“Commission” shall mean the Securities and Exchange Commission.

“Commitment Shares” shall have the meaning ascribed to it in the Investment Agreement.

"Cutback Shares" means any of the Registrable Securities not included in any of the Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC pursuant to Rule 415.

“Effective Date” shall mean the date that the initial Registration Statement is first declared effective by the Commission.

“Effectiveness Deadline,” (a) with respect to the Initial Registration Statement, shall mean the one hundred twentieth (120th) calendar day after the date hereof (or the one hundred fiftieth (150th) calendar day after the date hereof in the event that such Registration Statement is subject to review by the SEC) and (b) with respect to any Additional Registration Statements which may be required pursuant to Section 3(c), shall mean the Additional Registration Effectiveness Deadline; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above.

“Exclusion Period” shall have the meaning set forth in Section 3(q) below.

“Fee Shares” shall have the meaning ascribed to it in the Investment Agreement.

“Filing Deadline” shall mean the Initial Registration Filing Deadline, or any applicable Additional Registration Filing Deadline.

“FINRA” shall mean the Financial Industry Regulatory Authority (f/k/a the National Association of Securities Dealers, Inc.).

“Holder” shall mean the Holder of the Registrable Securities, which shall be Centurion Private Equity, LLC.

“Initial Registration Filing Deadline” shall mean, with respect to the Initial Registration Statement required hereunder, the date that is sixty (60) calendar days from the date of this Agreement.

“Initial Registration Minimum” means a number of Registrable Securities equal to the lesser of (i) the total number of Registrable Securities and (ii) the maximum number of Registrable Securities which could be registered for resale by the Company without causing the Commission to prohibit the Company from conducting such offering in accordance with the provisions of Rule 415 as advised by the staff of the Commission (the “Staff”) in a written comment letter or otherwise (which number shall be no less than one-third (1/3) of the number of issued and outstanding shares of Common Stock that are held by non-affiliates of the Company on the day immediately prior to the filing date of the Initial Registration Statement, unless the Staff expressly requires otherwise).

“Investment Agreement” shall have the meaning set forth in Recital “A” above.

"Investor" means Centurion Private Equity, LLC.

 “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

"Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "Commission").

"Registrable Securities," means (a) the Commitment Shares, (b) the Fee Shares, (c) any shares of Common Stock issued or issuable as Put Shares (as defined in the Investment Agreement), (d) any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing, (e) any other shares of common stock issued or issuable to the Investor pursuant to the terms of the Investment Agreement, this Registration Rights Agreement or any other Transaction Document (as defined in the Investment Agreement), (f) shares of capital stock of a successor entity into which the shares of Common Stock are converted or exchanged and (g) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Failure Liquidated Damages” shall have the meaning set forth in Section 4 below.

“Registration Period” shall have the meaning set forth in Section 3(a).

“Registration Shortfall” shall have the meaning set forth in Section 2(a) below.

"Registration Statement(s)" means a registration statement(s) of the Company under the 1933 Act.

“Registration Supplement” shall have the meanings set forth in Sections 3(b) and 3(g) below.

“Registration Supplement Deadline” shall have the meanings set forth in Section 3(g).

“Registration Trigger Date” shall have the meaning set forth in Section 3(c) below.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC” shall mean the Securities and Exchange Commission.

“SEC Guidance” means (i) the Securities Act, and (ii) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff.

“SEC Share Reduction” shall have the meaning ascribed to it in Section 2(b) below.

“SEC Staff” shall mean the staff of the SEC.

“Shares” shall mean the Commitment Shares, the Fee Shares and the Put Shares.

“Securities” shall mean the Common Stock of the Company issuable pursuant to the Investment Agreement, including but not limited to the Commitment Shares, the Fee Shares and the Put Shares.

“Transaction Documents” shall have the meaning ascribed to it in the Investment Agreement.

2.  REGISTRATION.

a. MANDATORY REGISTRATION. Following the Investment Commitment Closing pursuant to the Investment Agreement, the Company shall prepare, and, on or prior to the Initial Registration Filing Deadline (as defined above) file with the Commission a Registration Statement on Form S-1 (or, if Form S-1 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Holder, which consent will not be unreasonably withheld)(the “Initial Registration Statement”) covering the resale of the Registrable Securities which Registration Statement, to the extent allowable under the 1933 Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, stock dividends or similar transactions and shall contain a plan of distribution reasonably acceptable to the Holder.  The number of shares of Common Stock initially included in such Initial Registration Statement shall be no less than the Initial Registration Minimum.  If any Registration Statement covers less than the total number of Registrable Securities, a “Registration Shortfall” shall be said to have occurred.

b.  SEC SHARE REDUCTION. Notwithstanding the foregoing, if the Company is advised by the staff of the Commission in a written comment letter or otherwise that the Staff or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by the Investor on a delayed or continuous basis under Rule 415 at then-prevailing market prices (and not fixed prices)(or as otherwise may be acceptable to the Investor), because of the number of shares sought to be included in the Registration Statement, then the Company may reduce (an “SEC Share Reduction”) the number of shares covered by such Registration Statement to the maximum number which would still enable the Staff and the SEC to allow the Company to conduct such offering in accordance with the provisions of Rule 415 and to permit such Registration Statement to become effective and be used as aforesaid.  In the event of an SEC Share Reduction, (i) the inclusion of the Commitment Shares and the Fee Shares in such initial Registration Statement shall take precedence over any Put Shares and shall not be cut back or removed from such Registration Statement until any Put Shares are cut back and removed from such Registration Statement.

c.  MISC.   The Company shall, as early as practicable on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424.  The Company acknowledges that the number of shares initially included in each Registration Statement represents a good faith estimate of the maximum number of Put Shares to be issued in addition to the Commitment Shares and Fee Shares, and shall be amended if not sufficient.  Each Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of) the Investor and its counsel prior to its filing or other submission.

d.  PIGGY-BACK REGISTRATIONS.  If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall determine to file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to Investor written notice of such determination and, if within fifteen (15) days after the effective date of such notice, the Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities which are not then registered for resale pursuant to a current and effective Registration Statement, and which the Investor requests to be registered, except that if, (i) inclusion of such shares would result in the offering not being Rule 415 Eligible, or (ii) in connection with any underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Investor has requested inclusion hereunder (i) as would enable the offering to be Rule 415 Eligible or (ii) as the underwriter shall permit;

PROVIDED, HOWEVER, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled by contract to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and

PROVIDED, FURTHER, HOWEVER, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the contractual right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Sections 2(a) or 3 hereof.  If an offering in connection with which the Investor is entitled to registration under this Section 2(d) is an underwritten offering, then the Investor shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. Notwithstanding anything to the contrary set forth herein, the registration rights of the Investor pursuant to this Section 2(d) shall only be available in the event the Company fails to timely file, obtain effectiveness or maintain effectiveness of any Registration Statement to be filed pursuant to Section 2(a) in accordance with the terms of this Agreement and shall terminate and be of no further force and effect once the Company satisfies its obligations under this Agreement.

3.  OBLIGATIONS OF THE COMPANY.  In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

a.  The Company shall prepare promptly, and file with the Commission as soon as practicable after the date of the Closing under the Investment Agreement (the "Closing Date") (but no later than the Filing Deadline), Registration Statements with respect to the number of Registrable Securities provided in Section 2(a), and thereafter use its best efforts to cause each such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, but in any event shall cause each such Registration Statement relating to Registrable Securities to become effective no later than the Effectiveness Deadline, and, subject to any Allowed Delay, the Company shall keep the Registration Statement current and effective (and the prospectus contained therein available for use) pursuant to Rule 415 for resales by the Investor on a delayed or continuous basis at then-prevailing market prices (and not fixed prices) at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities for such Registration Statement have been sold and (ii) the date on which all of the Registrable Securities for such Registration Statement (as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holder) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof), pursuant to Rule 144 and without the need for current public information as required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) (the "Registration Period").  Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed and at all times while effective, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement (1) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading and (2) will disclose (whether directly or through incorporation by reference to other SEC filings to the extent permitted) all material information regarding the Company and its securities.

b.  The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements (collectively, “Registration Supplements”) to each Registration Statement and the prospectus used in connection with the Registration Statements, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statements current and effective at all times during the Registration Period and as required by applicable securities regulations, and during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statements until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statements. In the case of amendments and supplements to any Registration Statement which are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q or Form 10-K or any analogous report under the 1934 Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement. The Company consents to the use of the prospectus (including, without limitation, any supplement thereto) included in each Registration Statement in accordance with the provisions of the Securities Act and with the securities or “blue sky” laws of the jurisdictions in which the Registrable Securities may be sold by the Investor, in connection with the resale of the Registrable Securities and for such period of time thereafter as such prospectus (including, without limitation, any supplement thereto) (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required by the Securities Act to be delivered in connection with resales of Registrable Securities.

c. In the event that, whether due to a Registration Shortfall or an SEC Share Reduction or otherwise, the Initial Registration Statement or any Additional Registration does not initially cover, or at any time does not cover, the resale of all Registrable Securities  (the date of each of which is referred to as a “Registration Trigger Date”), or in the event that on any Trading Day (as defined in the Investment Agreement) (each such Trading Day is also referred to as a  "Registration Trigger Date") the number of shares available under a Registration Statement filed pursuant to this Agreement is otherwise insufficient to cover all of the Registrable Securities issued or issuable pursuant to the Transaction Documents, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both (each, an “Additional Registration Statement”), so as to cover at least 100% of the total number of Registrable Securities so issued or issuable as of the Registration Trigger Date (subject to an SEC Share Reduction, if applicable).  The Company shall prepare and file each Additional Registration Statement as soon as practicable following any Registration Trigger Date, but not later than the date that is sixty (60) days following the applicable Registration Trigger Date (the “Additional Registration Filing Deadline”) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the prospectus contained therein is available for use by the Investor, provided that, if Cutback Shares are required to be included in the Additional Registration Statement, the “Additional Registration Filing Deadline” shall mean the later of (i) the date that is sixty (60) days after the date substantially all (as such term is then interpreted by the Commission) of the Registrable Securities registered under the immediately preceding Registration Statement are sold and (ii) the date that is six (6) months following the date of effectiveness of the most recently effective Registration Statement or Additional Registration Statement filed hereunder.  The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event the Company shall cause such amendment and/or new Registration Statement to become effective by the 90th calendar day following the date on which an additional Registration Statement is required to be filed hereunder (or the 120th calendar day after such date in the event that such Registration Statement is subject to review by the SEC) (the “Additional Registration Effectiveness Deadline”) or as promptly as practicable in the event the Company is required to increase its authorized shares.

d.  The Company shall furnish to the Investor and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the Commission or the staff of the Commission, and each item of correspondence from the Commission or the staff of the Commission, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor. The Company will immediately notify the Investor in writing of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the Commission, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the Commission as soon as practicable and shall file an acceleration request as soon as practicable, but no later than five (5) business days (the "Acceleration Request Deadline") following the resolution or clearance of all Commission comments or, if applicable, following notification by the Commission that any such Registration Statement or any amendment thereto will not be subject to review.

e.  The Company shall use reasonable best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statements under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor shall reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions;

f.    Within one (1) Business Day after each Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC in the form (“Notice of Effectiveness of Registration Statement”) attached hereto as Exhibit A.

g.  As promptly as practicable after becoming aware of such event, the Company shall notify the Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts to promptly, but in any event within two (2) business days of such event (the “Registration Supplement Deadline”), prepare and file a supplement or amendment to any Registration Statement (also, a “Registration Supplement”) to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment and the related prospectus supplement to the Investor as the Investor may reasonably request; provided that, for not more than ten (10) consecutive days (or a total of not more than twenty (20) days in any twelve (12) month period), the Company may delay the disclosure of material non-public information concerning the Company (as well as prospectus or Registration Statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, further, that the Company shall promptly (i) notify the Investor in writing of the existence of (but in no event, without the prior written consent of the Investor, shall the Company disclose to the Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise the Investor in writing to cease all sales under such Registration Statement until the end of the Allowed Delay, provided the above actions are consistent with the requirements of the 1933 Act and/or 1934 Act or other applicable law. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 3(g) with respect to the information giving rise thereto.

h.  The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify the Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

i.  The Company shall permit a single firm of counsel designated by the Investor to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof), at Investor’s own cost, a reasonable period of time prior to their filing with the Commission (not less than three (3) business days but not more than ten (10) business days) and not file any document in a form to which such counsel reasonably objects and will not request acceleration of such Registration Statement without prior notice to such counsel.

j.  The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

k.  If the Company becomes eligible for listing on a national securities exchange, the Company shall use its best efforts to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on the Nasdaq Global Select Market or, if not eligible for the or the Nasdaq Global Select Market on the Nasdaq Global Market or, if not eligible for the Nasdaq Global Market, on the Over the Counter electronic bulletin board and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with FINRA as such with respect to such Registrable Securities.

l.  The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

m.  The Company shall cooperate with the Investor who holds Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investor may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investor may request, and, within five (5) business days after a Registration Statement which includes Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investor) an appropriate instruction and an opinion of such counsel in the form required by the transfer agent in order to issue the Registrable Securities free of restrictive legends.

n.  At the request of the Holder, the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement, provided that if such change is not legally necessary in order for the Investors to timely sell their Registrable Securities, the Company shall not be required to effect such amendments if they will  impose any additional requirements, including costs, on the Company.

o.  The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to a Registration Statement.

p.  The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the 1933 Act and the 1934 Act and the rules and regulations promulgated by the Commission).

q.  Further Registration Statements. Except for a registration statement filed on behalf of the Investor pursuant to Section 2 or Section 3 of this Agreement, and except for an underwritten public offering, the Company will not file any registration statements or amend (in such a manner as to increase the number of shares registered) any already filed registration statement with the Commission or with state regulatory authorities without the consent of the Investor until the expiration of the "Exclusion Period," which shall be defined as the sooner of (i) the date that the Registration Statement shall have been current and available for use in connection with the resale of the Registrable Securities for a period of 180 days, or (ii) until all the Shares have been resold or transferred by the Subscribers pursuant to the Registration Statement or are eligible for immediate unrestricted resale pursuant to Rule 144, without volume limitations.

r.  No Piggyback On Registrations.  Except for legally required amendments or supplements to the existing registration statement, neither the Company nor any of its security holders (other than the Holder in such capacity pursuant hereto) may include securities of the Company in a Registration Statement (including but not limited to any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) or 3(g) hereof) or an Additional Registration Statement, other than the Registrable Securities, and the Company shall not during the Registration Period enter into any agreement providing any such right to any of its security holders.  In addition, the Company shall not offer any securities for its own account or the account of others in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the Holder.

4.  REGISTRATION FAILURE.   If, while any Put Shares are outstanding:

 (i) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holder is otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than 10 consecutive calendar days or more than an aggregate of 20 calendar days (which need not be consecutive calendar days) during any 12-month period, or

(ii) any Additional Registration Statement required to be filed hereunder is not filed by the applicable Additional Registration Filing Deadline or it is not declared effective by the applicable Additional Registration Effectiveness Deadline, or

(iii) any Registration Supplement required to be filed hereunder is not filed by the applicable Registration Supplement Deadline,

(any such failure or breach in (i) – (iii) above being referred to as a “Registration Failure,” and the date of each such failure being referred to as a “Registration Failure Date”), then, in addition to any other rights the Holder may have hereunder or under applicable law, on each such Registration Failure Date and on each monthly anniversary of each such Registration Failure Date (if the applicable Registration Failure shall not have been cured by such date) until the applicable Registration Failure is cured, the Company shall pay to each Holder an amount (“Registration Failure Liquidated Damages”) in cash, as liquidated damages and not as a penalty, equal to 2% of the aggregate purchase price paid by such Holder pursuant to the Investment Agreement for any unregistered Put Shares that are Registrable Securities then held by such Holder, until such time as the Registrable Securities either become registered for resale or become immediately resellable under Rule 144 without conditions or restrictions.

Notwithstanding (i) – (vii) above, the Company shall not be liable for Registration Failure Liquidated Damages if (1) the Company makes all filings as and when required by this Agreement, (2) the Company responds to any comments from the SEC regarding a Registration Statement within ten (10) days of the date of receipt of such comments, and (3) uses its best efforts to have the subject Registration Statement declared effective for the number of shares required hereunder as quickly as reasonably possible.  Registration Failure Liquidated Damages shall be due and payable by the fifth (5th) day of the calendar month in which they accrue.  If the Company fails to pay any liquidated damages pursuant to this Section in full within five (5) days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of a Registration Failure.

5.  OBLIGATIONS OF THE INVESTOR.  In connection with the registration of the Registrable Securities, the Investor shall have the following obligations:

a.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Investor that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least three (3) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Investor of the information the Company requires from each Investor.

b. The Investor, by the Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless the Investor has notified the Company in writing of the Investor's election to exclude all of the Investor's Registrable Securities from the Registration Statements.

c. In the event of an underwritten offering pursuant to Section 2(d) in which any Registrable Securities are to be included, the Investor agrees to enter into and perform the Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless the Investor has notified the Company in writing of the Investor's election to exclude all of the Investor's Registrable Securities from such Registration Statement.

d. The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g), the Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

e.  No Investor may participate in any underwritten registration hereunder unless the Investor (i) agrees to sell the Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 6 below.

f.  If so requested by the Company, Holder agrees to furnish to the Company a completed questionnaire in substantially the form attached to this Agreement as Exhibit B (a “Selling Shareholder Questionnaire”) by the end of the third (3rd) Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

6.  EXPENSES OF REGISTRATION.  All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company shall be borne by the Company.

7.  INDEMNIFICATION.  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.  To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) the Investor, (ii) the directors, officers, partners, managers, members, employees, agents and each person who controls any Investor within the meaning of the 1933 Act or the 1934 Act, if any, (iii) any underwriter (as defined in the 1933 Act) for the Investor in connection with an underwritten offering pursuant to Section 2(d) hereof, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs solely due to the inclusion by the Company in a Registration Statement of false or misleading information about the Investor, where such information was furnished in writing to the Company by the Investor for the purpose of inclusion in such Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, such corrected prospectus was timely made available by the Company pursuant to Section 3 hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 10.

b.  Promptly after receipt by an Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if Claim in respect thereof is to be made against any the Company under this Section 7, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Person, as the case may be.

PROVIDED, HOWEVER, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Indemnified Persons, and such legal counsel shall be selected by Investor and shall be reasonably acceptable to the Company, if the Investor is entitled to indemnification hereunder.  The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 7, except to the extent that the Company is actually prejudiced in its ability to defend such action. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

c. To the extent permitted by law, but in an aggregate amount not to exceed the Investor’s Subscription Amount (as defined in the Investment Agreement) the Investor will indemnify, hold harmless and defend (i) the Company, and (ii) the directors, officers, partners, managers, members, employees, or agents of the Company, if any (each, a  "Company Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon a Claim arising out of or based upon any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities, which occurs due to the inclusion by the Company in a Registration Statement of false or misleading information about the Investor, where such information was furnished in writing to the Company by the Investor for the purpose of inclusion in such Registration Statement.

8.  CONTRIBUTION.  To the extent any indemnification by the Company is prohibited or limited by law, the Company agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law, based upon a comparative fault standard.

9.  REPORTS UNDER THE 1934 ACT.  With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the Commission that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

a.  make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Investment Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.  furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon written request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

10.  [Omitted].

11.  AMENDMENT OF REGISTRATION RIGHTS.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, and the Holder. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon the Investor and the Company.

12.   MISCELLANEOUS.

a.  A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b.  Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party.  The addresses for such communications shall be:

If to the Company: To the address set forth immediately below such
Company’s name on the signature pages hereto.

  With copy to:

Diane D. Dalmy
Attorney at Law
8965 W. Cornell Pl.
Lakewood, CO 80227
Phone:  303-985-9324
Fax:  303-988-6954
Email:  ddalmy@earthlink.net

If to a Investor: To the address set forth immediately below such Investor's name on the signature pages hereto.

Each party shall provide notice to the other party of any change in address.

c.  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.  Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Georgia, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Atlanta, Georgia.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Atlanta, Georgia, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If either party shall commence an action or proceeding to enforce any provisions of the this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

e.  This Agreement and the Investment Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Investment Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.  Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

g.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.  The Company acknowledges that a breach by it of its obligations hereunder could cause irreparable harm to the Investor by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations hereunder could be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions hereunder, that the Investor could be entitled, in addition to all other available remedies in law or in equity, to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

k.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

m.  There shall be no oral modifications or amendments to this Agreement.  This Agreement may be modified or amended only in writing.

[INTENTIONALLY LEFT BLANK]

 IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Amended and Restated Registration Rights to be duly executed as of the 7th day of June, 2011.

COMPANY:	INVESTOR:
KURRANT MOBILE CATERING, INC.	CENTURION PRIVATE EQUITY, LLC

By: ________________________	By: ________________________
Pierre Turgeon, CEO	Eric S. Swartz, Manager

ADDRESS:	ADDRESS:

Kurrant Mobile Catering, Inc.
Attn:  Pierre Turgeon, CEO
279 Sherbrooke West, suite 305
Montreal, QC
H2X 1Y2
Canada
Phone: 514-651-3506
Fax: 514-507-2573
Email: pierre.turgeon@cogitomedias.com;
turgeon.pierre@gmail.com
1120 Sanctuary Parkway Suite 325 Alpharetta, GA 30009 Phone: 770-640-8130 Facsimile: 770-777-5844

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

Attn: Eric S. Swartz
Roswell Capital Partners, LLC
1120 Sanctuary Parkway, Suite 325
Alpharetta, GA 30009

Date: ___________

Re:         Kurrant Mobile Catering, Inc. Registration Statement

Ladies and Gentlemen:

[We are][I am] counsel to Kurrant Mobile Catering, Inc., a Colorado corporation (the “Company”), and have represented the Company in connection with that certain Investment Agreement, dated ) June 7, 2011 (the “Investment Agreement ”), entered into by and among the Company and the Investor named therein (the “Holder ”) pursuant to which the Company (i) will issue to the Holder from time to time shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and (ii) has issued [ __44,642,857__] shares of its Common Stock (the “Commitment Shares”) and  [______N/A_______] shares of its Common Stock (the “Fee Shares”) and. Pursuant to the Investment Agreement, the Company also has entered into a Registration Rights Agreement with the Holder (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the Commitment Shares and the Fee Shares, under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on June 7, 2011, the Company filed a Registration Statement on Form S-     (File No. 333-____________) (the “ Registration Statement ”) with the Securities and Exchange Commission (the “ SEC”) relating to the Registrable Securities which names the Holder as an underwriter and a selling stockholder thereunder.

In connection with the foregoing, based solely upon oral advice from the staff of the SEC, the Registration Statement was declared effective under the Securities Act on [ENTER DATE OF EFFECTIVENESS], and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been instituted or overtly threatened.

This letter shall serve as our standing opinion to you that the shares of Common Stock are freely transferable by the Holder pursuant to the Registration Statement, provided the Registration Statement remains effective.

Very truly yours,

[ ENTER NAME OF ISSUER’S COUNSEL ]

By:
[ENTER NAME OF ATTORNEY]

CC: CENTURION PRIVATE EQUITY, LLC

EXHIBIT B

KURRANT MOBILE CATERING, INC.
Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of KURRANT MOBILE CATERING, INC., a Colorado corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

1.              Name.

(a)              Full Legal Name of Selling Securityholder

(b)              Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)              Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.  Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.  Broker-Dealer Status:

(a)              Are you a broker-dealer?
Yes   ☐              No   ☐

(b)              If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?
Yes   ☐              No   ☐
Note:              If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)              Are you an affiliate of a broker-dealer?
Yes   ☐              No   ☐

(d)              If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
Yes   ☐              No   ☐
Note:              If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.  Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.
Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Investment Agreement.
(a)              Type and Amount of other securities beneficially owned by the Selling Securityholder:

_______________________________________________

_______________________________________________

5.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

_____________________________________________

_____________________________________________

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:                            Beneficial Owner:

By:
Name: ___________________
Title  ____________________

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

[_________________________________________________________ ]